Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(20,452,540)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(4)
Unrealized Gain (Loss) on Market Value of Futures	(14,420,550)
Unrealized Gain (Loss) on Foreign Currency Translations	(2)
Interest Income	28,531
ETF Transaction Fees	1,400
Total Income (Loss)	$(34,843,165)

Expenses
Management Fees	$553,379
Professional Fees	33,814
Brokerage Commissions	31,260
Non-interested Directors' Fees and Expenses	8,864
Prepaid Insurance Expense	4,010
Total Expenses	$631,327
Net Income (Loss)	$(35,474,492)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/14	$847,868,525
Additions (400,000 Shares)	22,594,607
Net Income (Loss)	(35,474,492)

Net Asset Value End of Month	$834,988,640
Net Asset Value Per Share (15,150,000 Shares)	$55.11

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2014

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$(153,000)
Interest Income	116
Total Income (Loss)	$(152,884)

Expenses
Professional Fees	$8,714
Management Fees	1,681
Non-interested Directors' Fees and Expenses	33
Prepaid Insurance Expense	18
Total Expenses	10,446
Expense Waiver	(8,377)
Net Expenses	$2,069
Net Income (Loss)	$(154,953)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/14	$3,203,945
Net Income (Loss)	(154,953)

Net Asset Value End of Month	$3,048,992
Net Asset Value Per Share (150,000 Shares)	$20.33

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended September 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(57,175)
Realized Trading Gain (Loss) on Foreign Currency Transactions	17
Unrealized Gain (Loss) on Market Value of Futures	(44,704)
Unrealized Gain (Loss) on Foreign Currency Translations	12
Interest Income	92
Total Income (Loss)	$(101,758)

Expenses
Professional Fees	$11,360
Management Fees	1,236
Brokerage Commissions	174
Non-interested Directors' Fees and Expenses	25
Prepaid Insurance Expense	19
Total Expenses	12,814
Expense Waiver	(11,468)
Net Expenses	$1,346
Net Income (Loss)	$(103,104)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/14	$2,380,722
Net Income (Loss)	(103,104)

Net Asset Value End of Month	$2,277,618
Net Asset Value Per Share (100,000 Shares)	$22.78

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended September 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(52,218)
Unrealized Gain (Loss) on Market Value of Futures	(139,574)
Interest Income	80
Total Income (Loss)	$(191,712)

Expenses
Professional Fees	$11,360
Management Fees	1,201
Brokerage Commissions	58
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	20
Total Expenses	12,663
Expense Waiver	(11,169)
Net Expenses	$1,494
Net Income (Loss)	$(193,206)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/14	$2,333,548
Net Income (Loss)	(193,206)

Net Asset Value End of Month	$2,140,342
Net Asset Value Per Share (100,000 Shares)	$21.40

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(20,561,933)
Realized Trading Gain (Loss) on Foreign Currency Transactions	13
Unrealized Gain (Loss) on Market Value of Futures	(14,757,828)
Unrealized Gain (Loss) on Foreign Currency Translations	10
Interest Income	28,819
ETF Transaction Fees	1,400
Total Income (Loss)	$(35,289,519)

Expenses
Management Fees	$557,497
Professional Fees	65,248
Brokerage Commissions	31,492
Non-interested Directors' Fees and Expenses	8,946
Prepaid Insurance Expense	4,067
Total Expenses	667,250
Expense Waiver	(31,014)
Net Expenses	$636,236
Net Income (Loss)	$(35,925,755)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/14	$855,786,740
Additions (400,000 Shares)	22,594,607
Net Income (Loss)	(35,925,755)

Net Asset Value End of Month	$842,455,592

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612